Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Condensed Income Statement
Interest income	$26,305	25,939	25,316	26,894	26,398	77,560	78,121
Interest expense	8,179	8,398	9,017	10,181	11,428	25,594	34,039
Net interest income	18,126	17,541	16,299	16,713	14,970	51,966	44,082
Provision for credit losses	211	18	197	649	660	426	1,313
Net interest income after provision for credit losses	17,915	17,523	16,102	16,064	14,310	51,540	42,769
Non-interest income	5,704	5,248	5,222	5,988	6,407	16,174	14,416
Non-interest expense	15,145	15,567	15,809	14,592	15,387	46,521	48,684
Income before income taxes	8,474	7,204	5,515	7,460	5,330	21,193	8,501
Provision for income taxes	1,538	1,285	906	1,340	798	3,729	1,129
Net income	$6,936	$5,919	$4,609	$6,120	$4,532	$17,464	$7,372

Supplemental Income Statement Information
Accretion income on acquired loans	$904	1,174	692	1,271	800	2,770	2,824
Amortization expenses on acquired interest-bearing liabilities	—	—	—	119	378	—	1,475
Tax-equivalent net interest income	18,169	17,584	16,338	16,754	15,013	52,090	44,202
Pre-provision, pre-tax net income	8,685	7,222	5,712	8,109	5,990	21,619	9,814

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22	0.66	0.66
Basic earnings per common share	$0.49	0.41	0.33	0.44	0.31	1.23	0.53
Diluted earnings per common share	$0.49	0.41	0.33	0.44	0.31	1.23	0.53
Book value per share	$19.02	18.59	18.26	17.92	17.95	19.02	17.95
Tangible book value per share	$12.15	11.69	11.34	10.96	10.97	12.15	10.97
Weighted average common shares outstanding:
Basic	14,097,414	14,085,764	14,051,310	14,027,043	14,018,765	14,079,519	13,676,989
Diluted	14,097,414	14,085,764	14,051,310	14,027,043	14,018,765	14,079,519	13,676,989
Shares outstanding at period end	14,186,204	14,175,241	14,166,915	14,118,040	14,110,210	14,186,204	14,110,210

Selected Financial Ratios
Return on average assets	1.21%	1.04%	0.81%	1.04%	0.76%	1.02%	0.42%
Return on average equity	10.33%	9.09%	7.33%	9.60%	7.23%	8.95%	4.06%
Return on average tangible common equity	16.29%	14.54%	11.91%	15.67%	12.27%	14.32%	6.70%
Dividend payout ratio	44.90%	53.66%	66.67%	50.00%	70.97%	53.66%	124.53%
Net interest margin (tax equivalent)	3.57%	3.47%	3.25%	3.22%	2.84%	3.43%	2.81%
Efficiency ratio (tax equivalent)	63.44%	68.18%	73.33%	64.16%	71.83%	68.15%	83.05%

Selected Balance Sheet Items
Cash and cash equivalents	$35,865	49,778	37,670	35,744	39,374
Debt and equity securities	292,604	302,935	305,644	306,795	313,545

Loans:
Commercial and industrial	$107,925	110,528	112,580	118,494	119,079
Commercial, secured by real estate	1,083,748	1,110,875	1,110,276	1,113,921	1,105,405
Residential real estate	454,918	459,473	463,379	456,298	459,740
Consumer	17,748	18,452	19,030	20,474	22,088
Agricultural	15,262	14,413	13,161	13,242	13,113
Other, including deposit overdrafts	267	171	133	179	496
Deferred net origination fees	(840)	(902)	(929)	(796)	(861)
Loans, gross	1,679,028	1,713,010	1,717,630	1,721,812	1,719,060
Less allowance for credit losses	12,170	12,108	12,124	12,001	11,867
Loans, net	$1,666,858	$1,700,902	$1,705,506	$1,709,811	$1,707,193

Loans held for sale	$4,018	6,026	6,098	5,556	35,687

	Three Months Ended					Nine Months Ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$12,108	12,124	12,001	11,867	11,270
Fair value adjustment for purchased credit deteriorated loans	—	—	—	—	—
Provision for credit losses on loans	231	63	162	728	681
Losses charged off	(193)	(95)	(53)	(616)	(122)
Recoveries	24	16	14	22	38
Allowance for credit losses, end of period	$12,170	12,108	12,124	12,001	11,867

Total earning assets	$1,983,606	2,034,540	2,038,666	2,044,208	2,044,318
Goodwill	90,310	90,310	90,310	90,310	90,209
Core deposit intangibles	7,161	7,408	7,708	8,006	8,309
Mortgage servicing rights	2,519	2,698	2,908	3,098	3,296
Other non-earning assets	160,769	172,844	163,153	161,772	200,776
Total non-earning assets	260,759	273,260	264,079	263,186	302,590
Total assets	2,244,365	2,307,800	2,302,745	2,307,394	2,346,908
Total deposits	1,849,082	1,919,372	1,921,649	1,878,292	1,917,005
Long-term debt	104,717	105,000	104,637	155,153	155,662
Total shareholders’ equity	269,870	263,474	258,651	253,036	253,246
Equity to assets ratio	12.02%	11.42%	11.23%	10.97%	10.79%
Loans to deposits ratio	90.80%	89.25%	89.38%	91.67%	89.67%

Tangible common equity (TCE)	$172,399	165,756	160,633	154,721	154,728
Tangible common assets (TCA)	2,146,894	2,210,082	2,204,727	2,209,079	2,248,390
TCE/TCA	8.03%	7.50%	7.29%	7.00%	6.88%

Selected Average Balance Sheet Items
Cash and cash equivalents	$38,466	34,256	36,125	31,648	39,697	36,174	43,486
Debt and equity securities	298,341	302,475	304,033	311,323	314,255	301,713	311,551

Loans, including loans held for sale	$1,706,281	1,718,959	1,721,894	1,751,644	1,770,330	1,715,654	1,770,383
Less allowance for credit losses on loans	12,099	12,117	11,996	11,856	11,281	12,071	11,059
Net loans	$1,694,182	1,706,842	1,709,898	1,739,788	1,759,049	1,703,583	1,759,324

Total earning assets	$2,017,294	2,031,261	2,036,514	2,072,397	2,099,954	2,028,403	2,099,536
Goodwill	90,310	90,310	90,310	90,218	94,006	90,310	88,442
Core deposit intangibles	7,275	7,555	7,854	8,154	8,458	7,559	7,349
Mortgage servicing rights	2,699	2,908	3,099	3,296	3,522	2,901	3,787
Other non-earning assets	159,328	158,251	160,281	158,022	159,736	159,163	155,999
Total non-earning assets	259,612	259,024	261,544	259,690	265,722	259,933	255,577
Total assets	2,276,906	2,290,285	2,298,058	2,332,087	2,365,676	2,288,336	2,355,113
Total deposits	1,884,748	1,906,305	1,896,443	1,901,442	1,936,601	1,895,791	1,909,146
Short-term borrowings	52	63	72	11	11	62	25,358
Long-term debt	104,951	104,701	127,289	155,573	158,419	112,232	157,056
Total shareholders’ equity	266,489	261,193	255,120	253,727	249,370	260,976	242,829
Equity to assets ratio	11.70%	11.40%	11.10%	10.88%	10.54%	11.40%	10.31%
Loans to deposits ratio	90.53%	90.17%	90.80%	92.12%	91.41%	90.50%	92.73%

Asset Quality
Net charge-offs	$169	79	39	595	84	287	147
Other real estate owned	—	—	—	—	—

Non-accrual loans	$1,793	4,500	4,710	4,528	3,001
Loans past due 90 days or more and still accruing	163	271	181	90	283
Total nonperforming loans	$1,956	$4,771	$4,891	$4,618	$3,284

Net charge-offs to average loans	0.04%	0.02%	0.01%	0.14%	0.02%	0.02%	0.01%
Allowance for credit losses on loans to total loans	0.72%	0.71%	0.71%	0.70%	0.69%
Nonperforming loans to total loans	0.12%	0.28%	0.28%	0.27%	0.19%
Nonperforming assets to total assets	0.09%	0.21%	0.21%	0.20%	0.14%

	Three Months Ended					Nine Months Ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Assets Under Management
LCNB Corp. total assets	$2,244,365	2,307,800	2,302,745	2,307,394	2,346,908
Trust and investments (fair value)	1,041,270	990,699	957,359	942,249	933,341
Mortgage loans serviced	341,548	348,003	354,593	397,625	366,175
Cash management	73,002	62,737	100,830	146,657	165,218
Investment services (fair value)	494,947	466,299	441,621	438,310	435,611
Total assets managed	$4,195,132	4,175,538	4,157,148	4,232,235	4,247,253

	Three Months Ended September 30,						Three Months Ended June 30,
	2025			2024			2025
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,706,281	24,163	5.62%	1,770,330	24,342	5.47%	1,718,959	23,838	5.56%
Interest-bearing demand deposits	12,416	183	5.85%	15,369	209	5.41%	9,573	140	5.87%
Interest-bearing time deposits	256	2	3.10%	—	—	—%	254	6	9.47%
Federal Reserve Bank stock	6,405	96	5.95%	6,393	(1)	(0.06)%	6,405	98	6.14%
Federal Home Loan Bank stock	20,710	452	8.66%	20,710	464	8.91%	20,710	447	8.66%
Investment securities:
Equity securities	5,072	37	2.89%	5,026	40	3.17%	5,053	36	2.86%
Debt securities, taxable	247,878	1,212	1.94%	262,220	1,181	1.79%	251,920	1,213	1.93%
Debt securities, non-taxable (2)	18,276	203	4.41%	19,906	206	4.12%	18,387	204	4.45%
Total earnings assets	2,017,294	26,348	5.18%	2,099,954	26,441	5.01%	2,031,261	25,982	5.13%
Non-earning assets	271,717			277,003			271,147
Allowance for credit losses	(12,105)			(11,281)			(12,123)
Total assets	$2,276,906			2,365,676			2,290,285

Interest-bearing demand and money market deposits	$638,825	2,693	1.67%	585,823	3,006	2.04%	603,066	2,374	1.58%
Savings deposits	359,481	206	0.23%	367,045	274	0.30%	363,679	199	0.22%
IRA and time certificates	420,508	3,958	3.73%	538,070	6,298	4.66%	466,065	4,546	3.91%
Short-term borrowings	52	1	7.63%	11	—	—%	63	1	6.37%
Long-term debt	104,951	1,321	4.99%	158,419	1,850	4.65%	104,701	1,278	4.90%
Total interest-bearing liabilities	1,523,817	8,179	2.13%	1,649,368	11,428	2.76%	1,537,574	8,398	2.19%
Demand deposits	465,934			445,663			473,495
Other liabilities	20,666			21,275			18,023
Equity	266,489			249,370			261,193
Total liabilities and equity	$2,276,906			2,365,676			2,290,285
Net interest rate spread (3)			3.05%			2.25%			2.94%
Net interest income and net interest margin on a taxable-equivalent basis (4)		18,169	3.57%		15,013	2.84%		17,584	3.47%
Ratio of interest-earning assets to interest-bearing liabilities	132.38%			127.32%			132.11%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

	For the Nine Months Ended September 30,
	2025			2024
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,715,654	71,182	5.55%	1,770,383	71,860	5.42%
Interest-bearing demand deposits	10,783	455	5.64%	17,602	747	5.67%
Interest-bearing time deposits	253	8	4.23%	—	—	—%
Federal Reserve Bank stock	6,405	288	6.01%	6,051	176	3.89%
Federal Home Loan Bank stock	20,710	1,367	8.83%	19,040	1,172	8.22%
Investment securities:
Equity securities	5,056	112	2.96%	5,002	119	3.18%
Debt securities, taxable	251,597	3,681	1.96%	262,360	3,596	1.83%
Debt securities, non-taxable (2)	17,945	591	4.40%	19,098	571	3.99%
Total earnings assets	2,028,403	77,684	5.12%	2,099,536	78,241	4.98%
Non-earning assets	272,010			266,641
Allowance for credit losses	(12,077)			(11,064)
Total assets	$2,288,336			2,355,113

Interest-bearing demand and money market deposits	$604,372	7,404	1.64%	625,785	10,498	2.24%
Savings deposits	362,989	600	0.22%	369,104	787	0.28%
IRA and time certificates	460,970	13,531	3.92%	467,425	16,173	4.62%
Short-term borrowings	62	3	6.47%	25,358	1,116	5.88%
Long-term debt	112,232	4,056	4.83%	157,056	5,465	4.65%
Total interest-bearing liabilities	1,540,625	25,594	2.22%	1,644,728	34,039	2.76%
Demand deposits	467,460			446,832
Other liabilities	19,275			20,724
Equity	260,976			242,829
Total liabilities and equity	$2,288,336			2,355,113
Net interest rate spread (3)			2.90%			2.22%
Net interest income and net interest margin on a taxable-equivalent basis (4)		52,090	3.43%		44,202	2.81%
Ratio of interest-earning assets to interest-bearing liabilities	131.66%			127.65%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	September 30, 2025	December 31, 2024
	Unaudited	Audited
ASSETS:
Cash and due from banks	$28,167	20,393
Interest-bearing demand deposits	7,698	15,351
Total cash and cash equivalents	35,865	35,744
Interest-bearing time deposits	258	250
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,414	1,363
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	243,105	258,327
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $12 and $5 at September 30, 2025 and December 31, 2024, respectively	17,304	16,324
Federal Reserve Bank stock, at cost	6,405	6,405
Federal Home Loan Bank stock, at cost	20,710	20,710
Loans held-for-sale	4,018	5,556
Loans, net of allowance for credit losses of $12,170 and $12,001 at September 30, 2025 and December 31, 2024, respectively	1,666,858	1,709,811
Premises and equipment, net	39,422	41,049
Operating lease right-of-use assets	6,405	5,785
Goodwill	90,310	90,310
Core deposit and other intangibles, net	9,680	11,104
Bank-owned life insurance	55,061	54,002
Interest receivable	8,803	8,701
Other assets, net	35,081	38,287
TOTAL ASSETS	$2,244,365	2,307,394

LIABILITIES:
Deposits:
Noninterest-bearing	$454,192	459,619
Interest-bearing	1,394,890	1,418,673
Total deposits	1,849,082	1,878,292
Long-term debt	104,717	155,153
Operating lease liabilities	6,770	6,115
Accrued interest and other liabilities	13,926	14,798
TOTAL LIABILITIES	1,974,495	2,054,358

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,401,712 and 17,329,423 shares at September 30, 2025 and December 31, 2024, respectively; outstanding 14,186,204 and 14,118,040 shares at September 30, 2025 and December 31, 2024, respectively	187,957	186,937
Retained earnings	149,403	141,290
Treasury shares at cost, 3,215,508 and 3,211,383 shares at September 30, 2025 and December 31, 2024, respectively	(56,071)	(56,002)
Accumulated other comprehensive loss, net of taxes	(11,419)	(19,189)
TOTAL SHAREHOLDERS' EQUITY	269,870	253,036
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,244,365	2,307,394

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
INTEREST INCOME:
Interest and fees on loans	$24,163	24,342	71,182	71,860
Dividends on equity securities:
With a readily determinable fair value	12	10	33	28
Without a readily determinable fair value	25	30	79	91
Interest on debt securities:
Taxable	1,212	1,181	3,681	3,596
Non-taxable	160	163	467	451
Other investments	733	672	2,118	2,095
TOTAL INTEREST INCOME	26,305	26,398	77,560	78,121

INTEREST EXPENSE:
Interest on deposits	6,857	9,578	21,535	27,458
Interest on short-term borrowings	1	—	3	1,116
Interest on long-term debt	1,321	1,850	4,056	5,465
TOTAL INTEREST EXPENSE	8,179	11,428	25,594	34,039
NET INTEREST INCOME	18,126	14,970	51,966	44,082

PROVISION FOR CREDIT LOSSES	211	660	426	1,313
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	17,915	14,310	51,540	42,769

NON-INTEREST INCOME:
Fiduciary income	2,588	2,097	7,014	6,137
Service charges and fees on deposit accounts	1,935	1,899	5,585	4,820
Net losses from sales of debt securities, available-for-sale	—	—	—	(214)
Bank-owned life insurance income	361	654	1,060	1,313
Net gains from sales of loans	718	1,625	2,174	2,197
Net other operating income	102	132	341	163
TOTAL NON-INTEREST INCOME	5,704	6,407	16,174	14,416

NON-INTEREST EXPENSE:
Salaries and employee benefits	8,682	9,025	26,726	26,585
Equipment expenses	380	420	1,133	1,205
Occupancy expense, net	1,015	966	3,047	2,915
State financial institutions tax	432	505	1,334	1,409
Marketing	336	320	932	704
Amortization of intangibles	247	304	845	838
FDIC insurance premiums, net	359	547	1,149	1,445
Contracted services	880	807	2,609	2,435
Merger-related expenses	—	281	140	3,376
Other non-interest expense	2,814	2,212	8,606	7,772
TOTAL NON-INTEREST EXPENSE	15,145	15,387	46,521	48,684
INCOME BEFORE INCOME TAXES	8,474	5,330	21,193	8,501
PROVISION FOR INCOME TAXES	1,538	798	3,729	1,129
NET INCOME	$6,936	4,532	17,464	7,372

Earnings per common share:
Basic	0.49	0.31	1.23	0.53
Diluted	0.49	0.31	1.23	0.53
Weighted average common shares outstanding:
Basic	14,097,414	14,018,765	14,079,519	13,676,989
Diluted	14,097,414	14,018,765	14,079,519	13,676,989